UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 21, 2023	(November 16, 2023)
Federal Home Loan Bank of Cincinnati
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation of the United States	000-51399	31-6000228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Atrium Two, P.O. Box 598, Cincinnati, Ohio		45201-0598
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:
(513) 852-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2023, the Federal Home Loan Bank of Cincinnati’s (FHLB’s) board of directors (Board) took two actions related to Board composition:

• Appointed Kathleen A. Rogers as an Ohio Member director effective immediately to fill the vacancy reported in the FHLB’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 30, 2023. Ms. Rogers currently serves as a director of Fifth Third Bank, Cincinnati, Ohio.

• Declared four individuals elected in the FHLB’s 2023 election of directors (2023 Director Election) with each serving a four-year term to commence January 1, 2024, and end December 31, 2027. The Board comprises Member Directors and Independent Directors who are elected by the FHLB’s Members, as discussed under “Item 10-Directors, Executive Officers, and Corporate Governance” of the FHLB’s 2022 Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on March 16, 2023 (2022 Annual Report).

After reviewing the results of the 2023 Director Election, including the Notice to Members and Form 8-K filed with the SEC on September 8, 2023, declaring elected the Ohio Member Directors pursuant to FHFA regulations where the number of nominees for the member directorships is equal to or fewer than the number of such directorships to be filled, the Board declared the following individuals elected as Ohio Member Directors:

-- Robert T. Lameier, Director, Miami Savings Bank, Miamitown, Ohio. An incumbent director, Mr. Lameier currently serves on the Board’s Business & Operations, and Human Resources, Compensation & Inclusion Committees.
-- Jonathan D. Welty, President & CEO, Ohio Capital Finance Corporation, Columbus, Ohio. An incumbent director, Mr. Welty current serves on the Board’s Governance Committee and as Chair of the Housing & Community Development Committee.

In addition, after reviewing the results of the 2023 Director Election, the Board declared the following individuals elected as Independent Directors:

-- Lewis Diaz, Partner, Dinsmore & Shohl, LLP, Covington, Kentucky. An incumbent Public Interest Director, Mr. Diaz currently serves on the Board’s Business & Operations, Housing & Community Development, and Human Resources, Compensation & Inclusion Committees.

-- Steven E. Stivers, President & CEO, Ohio Chamber of Commerce, Columbus, Ohio.

The 2023 Director Election took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act and the related Federal Housing Finance Agency regulations.

For information on Director compensation, see “Item 11-Executive Compensation” of the FHLB’s 2022 Annual Report. For information on Director independence and transactions with related persons, see “Item 13-Certain Relationships and Related Transactions, and Director Independence” of the FHLB’s 2022 Annual Report.

Board committee assignments for 2024 will be determined in the normal course.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Board declared the 2023 Director Election voting results final on November 16, 2023, as described in Item 5.02 of this Current Report. In an announcement sent to the FHLB’s Members on November 21, 2023, the FHLB reported complete voting results, which is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Announcement of Director Election Results, dated November 21, 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Cincinnati
November 21, 2023	By:	/s/ Bridget C. Hoffman
Name: Bridget C. Hoffman
Title: Senior Vice President, General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Announcement of Director Election Results, dated November 21, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)